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                             ARTICLE III

              REPRESENTATIONS, WARRANTIES AND COVENANTS
                  OF THE SPONSOR AND THE SERVICER;
            COVENANT OF SPONSOR TO CONVEY MORTGAGE LOANS

          Section 3.1.     Representations and Warranties of the
Sponsor. The Sponsor hereby represents, warrants and covenants to the Trustee, the Servicer, the Certificate Insurer and to the Owners as of the Startup Day that:

          (a) The Sponsor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Sponsor has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party.

          (b) The execution and delivery of this Agreement and the other Operative Documents to which the Sponsor is a party by the Sponsor and its performance and compliance with the terms of this Agreement and of the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Sponsor and will not violate the Sponsor's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Sponsor is a party or by which the Sponsor is bound, or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Sponsor or any of its properties.

          (c) This Agreement and the other Operative Documents to which the Sponsor is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Sponsor, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

          (d) The Sponsor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Sponsor or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which it is a party.

          (e) No litigation is pending or, to the best of the Sponsor's knowledge, threatened against the Sponsor which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Document to which it is a party, or issuing the Certificates, or that would materially and adversely affect the condition (financial or otherwise) or operations of the Sponsor or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which it is a party.

          (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Sponsor contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

          (g)  The statements contained in the Registration
Statement which describe the Sponsor or matters or activities for which the Sponsor is responsible in accordance with the Operative Documents or which are attributed to the Sponsor therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Sponsor or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein with respect to the Sponsor not misleading. To the best of the Sponsor's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

          (h) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc.
under any state securities laws, real estate syndication or "Blue
Sky" statutes, as to which the Sponsor makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Sponsor of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Sponsor and the performance by the Sponsor of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

          (i) The transactions contemplated by this Agreement and the Other Operative Documents to which the Sponsor is a party are in the ordinary course of business of the Sponsor.

          (j) The Sponsor received fair consideration and reasonably equivalent value in exchange for the sale of the interests in the Mortgage Loans evidenced by the Certificates.

          (k) The Sponsor did not sell any interest in any Mortgage Loan evidenced by the Certificates with any intent to hinder, delay or defraud any of its respective creditors.

          (l) The Sponsor is solvent and the Sponsor will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust or the sale of the Certificates.

          It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the Mortgage Loans to the Trustee.

          Upon discovery by any of the Servicer, the Sponsor, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties set forth in Section 3.1 which materially and adversely affects the interests of the Owners or of the Certificate Insurer, the party discovering such breach shall give prompt written notice to the other parties. Within 30 days of its discovery or its receipt of notice of breach the Sponsor shall cure such breach in all material respects; provided, however, that if the Sponsor can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate Insurer and with notice to each of Moody's and S&P.

          Section 3.2.     Representations and Warranties of the
Servicer. The Servicer hereby represents, warrants and covenants to the Trustee, the Sponsor, the Certificate Insurer and to the Owners as of the Startup Day that:

          (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is, or a Sub-Servicer is, in compliance with the laws of each state in which any Property is located to the extent necessary to enable it to perform its obligations hereunder and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Servicer has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge, either directly or through Sub-Servicers, its obligations under this Agreement and the other Operative Documents to which it is a party. The Servicer has equity of at least $10,000,000, as determined in accordance with generally accepted accounting principles. Any Sub-Servicer appointed by the Servicer will have all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted.

          (b) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement, any Sub-Servicing Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Servicer and will not violate the Servicer's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or by which the Servicer is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Servicer or any of its properties.

          (c) This Agreement, any Sub-Servicing Agreement and the other Operative Documents to which the Servicer is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).
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          (d)  The Servicer is not in default with respect to any
order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder, under any Sub-Servicing Agreement and under the other Operative Documents to which the Servicer is a party.

          (e) No litigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which litigation might have consequences that would prohibit its entering into this Agreement, any Sub-Servicing Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Servicer is a party.

          (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Servicer contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

          (g)  The statements contained in the Registration
Statement which describe matters or activities for which the Servicer is responsible in accordance with the Operative Documents or which are attributable to the Servicer, either directly or through any Sub-Servicer, therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Servicer or omit to state a material fact required to be stated therein or necessary to make the statements contained therein with respect to the Servicer not misleading. To the best of the Servicer's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

          (h) The Servicing Fee is a "current (normal) servicing fee rate" as that term is used in Statement of Financial Accounting Standards No. 65 issued by the Financial Accounting Standards Board. Neither the Servicer nor any affiliate thereof will report on any financial statements any part of the Servicing Fee as an adjustment to the sales price of the Mortgage Loans.
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          (i)  All actions, approvals, consents, waivers,
exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary or advisable in connection with the execution and delivery by the Servicer of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof and on the Startup Day, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Servicer and the performance by the Servicer, either directly or through a Sub-Servicer, of its obligations under this Agreement, any Sub-Servicing Agreement and such of the other Operative Documents to which it is a party.

          (j) The collection practices used by the Servicer, or any Sub-Servicer, with respect to the Mortgage Loans directly serviced by it have been, in all material respects, legal, proper, prudent and customary in the mortgage loan servicing business.

          (k) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

          It is understood and agreed that the representations and warranties set forth in this Section 3.2 shall survive delivery of the Mortgage Loans to the Trustee.

          Upon discovery by any of the Servicer, the Sponsor, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties set forth in this Section 3.2 which materially and adversely affects the interests of the Owners or of the Certificate Insurer, the party discovering such breach shall give prompt written notice to the other parties. Within 30 days of its discovery or its receipt of notice of breach, the Servicer shall cure such breach in all material respects and, upon the Servicer's continued failure to cure such breach, may thereafter be removed by the Trustee pursuant to Section 8.20 hereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Certificate Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Certificate Insurer and notice to each of Moody's and S&P.

          Section 3.3.     Representations and Warranties of the
Sponsor with Respect to the Mortgage Loans.

          (a) The Sponsor makes the following representations and warranties as to the Mortgage Loans on which the Trustee relies in accepting the Mortgage Loans in trust and executing and authenticating the Certificates and on which the Certificate Insurer relies in issuing the Certificate Insurance Policy. Such representations and warranties speak as of the Startup Day (unless otherwise specified), but shall survive the sale, transfer, and assignment of the Mortgage Loans to the Trustee on behalf of the
Trust:

                      (i)     The information with respect to each
Mortgage Loan set forth in the Schedule of Mortgage Loans is true and correct as of the Cut-Off Date;

                     (ii)     All of the original or certified
documentation set forth in Section 3.5 (including all material documents related thereto) with respect to each Mortgage Loan has been or will be delivered to the Trustee on the Startup Day, or as otherwise provided in Section 3.5;

                    (iii) Each Mortgage Loan is being serviced by the Servicer or a Person controlling, controlled by or under common control with the Servicer and qualified to service the Mortgage Loans serviced by it;

                     (iv) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, in all material respects to the description thereof set forth in the Registration
Statement;

                      (v)     The credit underwriting guidelines
applicable to each Mortgage Loan conform in all material respects to the description thereof set forth in the Prospectus; and

                     (vi) None of the Mortgage Loans are subject to Section 32 of the Federal Truth-in-Lending Act.

          (b) The Sponsor hereby assigns to the Trustee for the benefit of the Owners of the Certificates and the Certificate Insurer all of its right, title and interest (but none of its obligations, other than those set forth herein) in respect of the Master Transfer

Agreement, except for such rights to indemnification thereunder for losses actually incurred only by the Sponsor. Insofar as the Master Transfer Agreement provides for representations and warranties and remedies thereunder for any breach of such representations and warranties, the remedies with respect to such breaches may be enforced by the Servicer or by the Trustee on behalf of the Owners and the Certificate Insurer against the Person making such representation and warranty, and any rights to indemnification for any breaches of such representations and warranties are hereby assigned by the Sponsor to the Trustee for the benefit of the Owners of the Certificates and the Certificate Insurer, except for such rights to indemnification thereunder only for losses actually incurred only by the Sponsor. Upon the discovery by the Sponsor, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties made in the Master Transfer Agreement in respect of any Mortgage Loan which materially and adversely affects the interests of the Owners or of the Certificate Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and each of Moody's and S&P. The Servicer shall promptly notify the Originator of such breach and request that the Originator cure such breach or take the actions described in Section 3.4(a) hereof within the time periods required thereby, and (i) if the Originator does not cure such breach in all material respects, the Sponsor shall cure such breach or take such actions and (ii) if the Originator does not purchase such Mortgage Loan, the Sponsor shall purchase such Mortgage Loan. The obligations of the Sponsor or Servicer, as the case may be, set forth herein with respect to any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole obligations of the Sponsor and of the Servicer in respect of such breach.

          Section 3.4. Covenants of Sponsor to Take Certain Actions with Respect to the Mortgage Loans In Certain Situations.
(a) Upon the earliest to occur of the Sponsor's discovery, its receipt of notice of breach from any one of the other parties hereto or from the Certificate Insurer or such time as a breach of any Representation and Warranty materially and adversely affects the interests of the Owners or of the Certificate Insurer as set forth above, the Sponsor shall promptly cure (or cause the Originator to cure) such breach in all material respects or it shall (or shall cause the Originator to), subject to the further requirements of this paragraph, on the second Remittance Date next succeeding such discovery, receipt of notice or such other time (i) substitute in lieu of each Mortgage Loan which has given rise to the requirement for action by the Sponsor a Qualified Replacement Mortgage and deliver the Substitution Amount applicable thereto, together with the aggregate amount of all unreimbursed Delinquency Advances and unreimbursed Servicing Advances theretofore made with respect to such Mortgage Loan, to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Mortgage Loan from the Trust at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. In connection with any such proposed purchase or substitution, the Sponsor at its expense, shall cause to be delivered to the Trustee and to the Certificate Insurer an opinion of counsel experienced in federal income tax matters stating whether or not such a proposed purchase or substitution would constitute a Prohibited Transaction for the Trust or would jeopardize the REMIC status of the Trust as a REMIC, and unless otherwise directed by the Certificate Insurer the Sponsor shall only be required to take either such action to the extent such action would not constitute a Prohibited Transaction for the Trust or would not jeopardize the status of the Trust as a REMIC. It is understood and agreed that the obligation of the Sponsor to cure the defect, or substitute for, or purchase any Mortgage Loan as to which a Representation or Warranty is untrue in any material respect and has not been remedied shall constitute the sole remedy available to the Owners, the Trustee or the Certificate Insurer.

          (b) In the event that any Qualified Replacement Mortgage is delivered by the Sponsor to the Trust pursuant to Section 3.3,
Section 3.4 or Section 3.6 hereof, the Originator and the Sponsor shall be obligated to take the actions described in Section 3.4(a) with respect to such Qualified Replacement Mortgage upon the discovery by any of the Owners, the Sponsor, the Servicer, the Certificate Insurer, or the Trustee that the Representations and Warranties applicable to such Qualified Replacement Mortgage are untrue in any material respect on the date such Qualified Replacement Mortgage is conveyed to the Trust such that the interests of the Owners or the Certificate Insurer in the related Qualified Replacement Mortgage are materially and adversely affected; provided, however, that for the purposes of this subsection (b) any of the Representations and Warranties referring to items "as of the Cut-Off Date" or "as of the Startup Day" shall be deemed to refer to such items as of the date such Qualified Replacement Mortgage is conveyed to the Trust.

          (c) The Sponsor acknowledges that a breach of any of the Representations and Warranties (x) relating to marketability of title sufficient to transfer unencumbered title to a Mortgage Loan,
(y) relating to enforceability of the Mortgage Loan against the related Mortgagor or Property or (z) set forth in clause (a)(v) of
Section 3.3 above constitutes a breach of a representation or warranty which "materially and adversely affects the interests of the Owners or of the Certificate Insurer" in such Mortgage Loan.

          (d)  It is understood and agreed that the
representations, warranties and covenants set forth in this Section
3.4 shall survive delivery of the respective Mortgage Loans
(including Qualified Replacement Mortgage Loans) to the Trustee.

          Section 3.5.     Conveyance of the Mortgage Loans.  (a)
The Sponsor, concurrently with the execution and delivery hereof, hereby transfers, sells, assigns, sets over and otherwise conveys without recourse, to the Trustee on behalf of the Trust, all right, title and interest of the Sponsor in and to each Mortgage Loan listed on the Schedule of Mortgage Loans delivered by the Sponsor on the Startup Day, all its right, title and interest in and to payments of principal and interest (including Prepaid Installments) due after the Cut-Off Date, and all payments of principal collected after the Cut-Off Date, together with all of its right, title and interest in and to all related Insurance Policies. The transfer by the Sponsor of the Mortgage Loans set forth on the Schedule of Mortgage Loans to the Trustee on behalf of the Trust is absolute and is intended by the Owners and all parties hereto to be treated as a sale by the Sponsor.

          (b) In connection with the transfer, sale and assignment of the Mortgage Loans, the Sponsor agrees to:

          (i) cause to be delivered, on the Startup Day with respect to the Mortgage Loans, without recourse, to the Trustee (A) the original Notes, endorsed without recourse by the related Originator "For value received, I hereby transfer, endorse and assign to Norwest Bank Minnesota, National Association, as Trustee for EquiVantage Home Equity Loan Trust 1996-2, the Note and Deed of Trust or Mortgage securing the same, so far as the same pertains to said Note, without recourse"; (B) originals or certified copies of all intervening assignments, if any, showing a complete chain of assignment from origination to the Originator, including warehousing assignments, with evidence of recording or certification of filing for recordation thereon; (C) originals of all assumption and modification agreements, if any; (D) either: (1) the original Mortgage, with evidence of recording thereon, (2) a true and accurate copy of the Mortgage where the original Mortgage has been transmitted for recording, until such time as the original Mortgage is returned by the public recording office, or (3) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost; (E) the original mortgage title insurance policy, title commitment, binder or attorney's opinion of title and abstract of title; provided that, in the event a copy of any mortgage, title policy or title commitment was originally delivered to the Trustee pursuant to this Section 3.5(b)(i)(E), the Sponsor shall cause the related original mortgage, title policy, or title commitment to be delivered to the Trustee within one year of the Startup Day; and (F) an assignment in blank of each Mortgage executed by the record holder of such Mortgage, which assignment shall be in recordable form;

          (ii) cause, within 30 days following the Startup Day, assignments of the Mortgages from the Sponsor or the related Originator, if the Originator is the record holder of such Mortgage to "Norwest Bank Minnesota, National Association, as Trustee of EquiVantage Home Equity Loan Trust 1996-2 under the Pooling and Servicing Agreement dated as of May 1, 1996", to be submitted for recording in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of or purchasers from the Sponsor to the Trustee on behalf of the Trust; provided, however, that the Sponsor shall not be required to prepare an assignment for any Mortgage (x) until such original recording information is available or (y) as to which the Sponsor furnishes, within such 30-day period, at the Sponsor's expense, an opinion of counsel to the Trustee ("Assignment Opinion") which opines that recording is not necessary to perfect the rights of the Trustee in the related Mortgage (in form and substance satisfactory to the Certificate Insurer, Moody's and S&P). Following the expiration of such 30-day period and except with respect to Mortgages covered by the Assignment Opinions, the Sponsor shall cause to be prepared a Mortgage assignment for any Mortgage for which original recording information is subsequently received by the related Originator, and shall promptly deliver a copy of such Mortgage assignment to the Trustee; and

          (iii) cause, within five Business Days following the expiration of such 30-day period referred to in clause (ii) above, to be delivered to the Trustee certified copies of all Mortgage assignments submitted for recording, together with a list (which list also shall be delivered to the Certificate Insurer) of (x) all Mortgages for which no Mortgage assignment has yet been submitted for recording by the Sponsor and (y) reasons why the Sponsor has not yet submitted such Mortgage assignments for recording. With respect to any Mortgage assignment set forth on the aforementioned list which has not been submitted for recording for a reason other than a lack of original recording information or with respect to Mortgages covered by the Assignment Opinions, the Trustee shall make an immediate demand on the Sponsor to cause such Mortgage assignments to be prepared, and shall inform the Certificate Insurer of the Sponsor's failure to cause such Mortgage assignments to be prepared. Thereafter, the Trustee shall cooperate in executing any documents prepared by the Certificate Insurer, submitted to the Trustee and reasonably necessary in connection with this provision.

          All Mortgage assignments as to which an acceptable Assignment Opinion has not been delivered shall be accomplished within twelve months of the Startup Day (including any assignments not originally recorded due to lack of recordation information), unless the Certificate Insurer agrees to extend such period, at the expense of the Originator or of the Sponsor. Notwithstanding anything to the contrary contained in this Section 3.5, in those instances as identified by the Sponsor where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Sponsor shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage, such assignment or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

          If the Servicer is removed pursuant to Section 8.20, the Trustee or other successor Servicer shall submit all assignments for recording; the costs of such assignments shall be paid by the Servicer.

          Copies of all Mortgage assignments received by the Trustee shall be kept in the related File.

          The Servicer hereby acknowledges that the Financing Statements have been duly submitted for filing. From time to time hereafter, the Servicer shall take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Trust's and the Owners' interests in the Files against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements.

          (c) In the case of Mortgage Loans which have been prepaid in full on or after the Cut-Off Date and prior to the Startup Day, the Sponsor, in lieu of the foregoing, will deliver within 15 Business Days after the Startup Day to the Trustee a certification of an Authorized Officer in the form set forth in Exhibit C.

          (d) The Sponsor shall transfer, sell, assign, set over and otherwise convey without recourse, to the Trustee on behalf of the Trust all right, title and interest of the Sponsor in and to any Qualified Replacement Mortgage delivered to the Trustee on behalf of the Trust by the Sponsor pursuant to Section 3.3, Section 3.4 or
Section 3.6 hereof and all its right, title and interest to unscheduled payments of principal (including Prepayments) collected on and after the applicable Replacement Cut-Off Date, together with all payments of principal collected and interest due after the applicable Replacement Cut-Off Date, and all of its right, title and interest in and to all related Insurance Policies.

          (e) As to each Mortgage Loan released from the Trust in connection with the conveyance of a Qualified Replacement Mortgage therefor, the Sponsor will prepare and deliver to the Trustee an appropriate instrument for execution by the Trustee, and the Trustee will transfer, assign, set over and otherwise convey without recourse, on the Sponsor's order, all of its right, title and interest in and to such released Mortgage Loan and all the Trust's right, title and interest to unscheduled payments of principal (including Prepayments) collected on and after the applicable Replacement Cut-Off Date, together with all payments of principal collected and interest due after the applicable Replacement Cut-Off Date, and all of its right, title and interest in and to all related Insurance Policies.

          (f) In connection with any transfer, sale and assignment of a Qualified Replacement Mortgage to the Trustee on behalf of the Trust, the Sponsor agrees to cause to be delivered to the Trustee the items described in Section 3.5(b) on the date of such transfer, sale and assignment or, if a later delivery time is permitted by Section 3.5(b), then no later than such later delivery time.

          (g) As to each Mortgage Loan released from the Trust in connection with the conveyance of a Qualified Replacement Mortgage the Trustee shall deliver on the date of conveyance of such Qualified Replacement Mortgage and on the order of the Sponsor (i) the original Note, or the certified copy, relating thereto, if the certified copy is a legal substitute for an otherwise unavailable original Note endorsed without recourse, to the Sponsor and (ii) such other documents as constituted the File with respect thereto.

          (h) If a Mortgage assignment is lost during the process of recording, or is returned from the recorder's office unrecorded due to a defect therein, the Sponsor shall prepare a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

          (i) The Sponsor shall reflect on its records that the Mortgage Loans have been sold to the Trust.

          (j) The Sponsor shall deliver to the Servicer, the Certificate Insurer and the Trustee a schedule of the Escrow Loans.

          (k) With respect to each Escrow Loan, the Sponsor shall deliver to the Trustee within one year after the Closing Date the following documents related to such Escrow Loan: (i) escrow agreement, (ii) disbursement ledger, (iii) Mortgagor's certification as to completion, (iv) if applicable, contractor's certification as to completion and (v) if applicable, appraiser's unqualified certification as to final completion pursuant to which the appraiser (or, if the original appraiser has since died, retired, has been certified as an incompetent, has gone insane or otherwise is unable to perform, a suitable substitute appraiser) confirms that the Appraised Value of the Property upon completion of the improvement (disregarding intervening changes, if any, in market value) is at least equal to such appraiser's original estimate of such Appraised Value (each such document, a "Required Escrow Document"). The Trustee shall hold each Required Escrow Document so delivered in the related File. No later than the end of the thirteenth month following the Startup Day, the Trustee shall report to the Sponsor, the Originator, the Servicer and the Certificate Insurer whether all Required Escrow Documents relating to the Escrow Loans have been received by the Trustee. If such report indicates that any Required Escrow Document has not been received, the Sponsor shall be required to take the actions set forth in Section 3.6(b) if the lack of such Required Escrow Document materially and adversely affects the interest of the Owners or of the Certificate Insurer in the related Escrow Loan.

          Section 3.6.     Acceptance by Trustee; Certain
Substitutions of Mortgage Loans; Certification by Trustee. (a) The Trustee agrees to execute and deliver on the Startup Day an acknowledgment of receipt of the Notes delivered by the Sponsor in the form attached as Exhibit D hereto, and declares that it will hold the related File, together with any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Estate and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Owners and the Certificate Insurer. The Trustee further agrees to review any other documents delivered by the Sponsor within 90 days after the Startup Day (or within 90 days with respect to any Qualified Replacement Mortgage after the assignment thereof) and to deliver to the Sponsor, the Servicer and the Certificate
Insurer a Pool Certification in the form attached hereto as Exhibit E to the effect that, except as described in such certification, as to each Mortgage Loan listed in the Schedule of Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such Pool Certification as not covered by such Pool Certification), (i) all documents required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan and
(iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Mortgage
Loans accurately reflects the information set forth in the related
File; provided, however, that such Pool Certificate shall not be delivered prior to 90 days after the Startup Day. The Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face, nor shall the Trustee be under any duty to determine independently whether there are any intervening assignments or assumption or modification agreements with respect to any Mortgage
Loan.

          (b) If the Trustee during such 90-day period finds any document constituting a part of a File which is not properly executed, has not been received within the specified period, or is unrelated to the Mortgage Loans identified in the Schedule of Mortgage Loans, or that any Mortgage Loan does not conform in a material respect to the description thereof as set forth in the Schedule of Mortgage Loans, the Trustee shall promptly so notify the Sponsor and the Certificate Insurer. In performing any such review, the Trustee may conclusively rely on the Sponsor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the items delivered by the Sponsor pursuant to Section 3.5(b)(i) is limited solely to confirming that the documents listed in Section 3.5(b)(i) have been executed and received, relate to the Files identified in the Schedule of Mortgage Loans and conform materially to the description thereof in the Schedule of Mortgage Loans. The Sponsor agrees to use reasonable efforts to remedy a material defect in a document constituting part of a File of which it is so notified by the Trustee. If, however, within 60 days after the Trustee's notice to it respecting such defect the Sponsor has not remedied or caused to be remedied the defect and the defect materially and adversely affects the interest in the related Mortgage Loan of the Owners or of the Certificate Insurer, the Sponsor will (or will cause the Originator or an affiliate of the Sponsor to) on the next succeeding Remittance Date (i) substitute in lieu of such Mortgage Loan a Qualified Replacement Mortgage and, deliver the Substitution Amount applicable thereto to the Servicer for deposit in the Principal and Interest Account or (ii) purchase such Mortgage Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. In connection with any such proposed purchase or substitution the Sponsor shall cause at the Sponsor's expense to be delivered promptly to the Trustee and to the Certificate Insurer an opinion of counsel experienced in federal income tax matters stating whether or not such a proposed purchase or substitution would constitute a Prohibited Transaction for the Trust or would jeopardize the status of the Trust as a REMIC, and the Sponsor shall only be required to take either such action to the extent such action would not constitute a Prohibited Transaction for the Trust or would not jeopardize the status of the Trust as a REMIC. Within 375 days after the Closing Date, the Trustee shall deliver to the Certificate
Insurer a final certification (the "Final Certification") evidencing the completeness of the Files acquired by the Trustee on behalf of the Trust. To the extent that the Final Certification reflects any exceptions, the Seller and Trustee shall continue to deliver to the Certificate Insurer a monthly certification reflecting the status of any exceptions until all such exceptions have been cured.

          Section 3.7.     Cooperation Procedures.  (a)  The
Sponsor shall, in connection with the delivery of each Qualified
Replacement Mortgage to the Trustee, provide the Trustee with the information set forth in the Schedule of Mortgage Loans with respect to such Qualified Replacement Mortgage.

          (b) The Sponsor, the Servicer and the Trustee covenant to provide each other, the Certificate Insurer and each of Moody's and S&P with all data and information required to be provided by them hereunder at the times required hereunder, and additionally covenant reasonably to cooperate with each other in providing any additional information required by any of them, the Certificate Insurer or either Moody's and S&P in connection with their respective duties hereunder.

          (c) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by third parties as a consequence of the assignment of any Mortgage Loan hereunder, and the Servicer hereby expressly releases, indemnifies and agrees to hold the Trustee harmless from any losses to the Trustee or Trust Fund resulting therefrom; provided, however, that the Trustee shall use commercially reasonable efforts to deliver to the Servicer any such complaint, claim, demand, notice or other document which is delivered to the Corporate Trust Office of the Trustee and contains sufficient information to enable the Trustee to identify it as pertaining to a Mortgage Loan.

          (d) The Trustee shall file on behalf of the Trust all reports required to be filed with the Securities and Exchange Commission or any exchange or association of securities dealers pursuant to the Securities and Exchange Act of 1934, as amended, or any rules and regulations thereunder.


                             ARTICLE IV

                  ISSUANCE AND SALE OF CERTIFICATES

          Section 4.1.     Issuance of Certificates.  On the
Startup Day, upon the Trustee's receipt from the Sponsor of an executed Delivery Order in the form set forth as Exhibit F hereto, the Trustee shall execute, authenticate and deliver the Certificates on behalf of the Trust in accordance with the directions set forth in such Delivery Order.

          Section 4.2.     Sale of Certificates.  At 11:00 a.m.
New York City time on the Startup Date, at the offices of Dewey Ballantine, 1301 Sixth Avenue, New York, New York, the Sponsor will sell and convey the Mortgage Loans and the money, instruments and other property related thereto to the Trustee, and the Trustee will
(i) deliver to the Underwriter, the Class A Certificates with an aggregate Percentage Interest in each Class equal to 100%, registered in the name of Cede & Co. or in such other names as the Underwriter shall direct, against payment of the purchase price thereof by wire transfer of immediately available funds to the Trustee and (ii) deliver to the Sponsor, the Class R Certificates, with an aggregate Percentage Interest equal to 100%, registered as the Sponsor shall request. Upon receipt of the proceeds of the sale of the Certificates, the Trustee shall, from the proceeds of the sale of the Certificates, pay such fees and expenses as are identified by the Sponsor, and pay to the Sponsor the balance after deducting such amounts. The Sponsor shall pay directly to the Certificate Insurer the Initial Premium.


                              ARTICLE V

               CERTIFICATES AND TRANSFER OF INTERESTS

          Section 5.1. Terms. (a) The Certificates are pass-through securities having the rights described therein and herein. Notwithstanding references herein or therein with respect to the Certificates as to "principal" and "interest" no debt of any Person is represented thereby, nor are the Certificates or the underlying Notes guaranteed by any Person (except that the Notes may be recourse to the Mortgagors thereof to the extent permitted by law and except for the rights of the Trustee with respect to the Certificate Insurance Policy). Distributions on the Certificates are payable solely from payments received on or with respect to the Mortgage Loans (other than the Servicing Fees), moneys in the Principal and Interest Account and the Certificate Account, except as otherwise provided herein, from earnings on moneys and the proceeds of property held as a part of the Trust Estate upon the occurrence of certain events, from Insured Payments, Delinquency Advances and Compensating Interest made by the Servicer or otherwise held by the Servicer in Trust for the Owners, except as otherwise provided herein. Each Certificate entitles the Owner thereof to receive monthly on each Payment Date, in order of priority of distributions with respect to such Class of Certificates, a specified portion of such payments with respect to the Mortgage Loans, certain related Insured Payments, pro rata in accordance with such Owner's Percentage Interest.

          (b) Each Owner is required, and hereby agrees, to return to the Trustee any Certificate with respect to which the Trustee has made the final distribution due thereon. Any such Certificate as to which the Trustee has made the final distribution thereon shall be deemed cancelled and shall no longer be Outstanding for any purpose of this Agreement, whether or not such Certificate is ever returned to the Trustee.

          Section 5.2. Forms. The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class R Certificates shall be in substantially the forms set forth in Exhibits A-1, A-2, A-3 and A-4 and B hereof, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the Sponsor's judgment be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities laws.

          Section 5.3. Execution, Authentication and Delivery. Each Certificate shall be executed on behalf of the Trust, by the manual or facsimile signature of one of the Trustee's Authorized Officers and shall be authenticated by the manual signature of one of the Trustee's Authorized Officers.

          Certificates bearing the signature of individuals who were at any time the proper officers of the Trustee shall, upon proper authentication by the Trustee, bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificates or did not hold such offices at the date of authentication of such Certificates.

          The initial Certificates shall be dated as of the Startup Day and delivered at the Closing to the parties specified in Section
4.2 hereof.

          No Certificate shall be valid until executed and authenticated as set forth above.

          Section 5.4.     Registration and Transfer of
Certificates. (a) The Trustee, as registrar, shall cause to be kept a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfer of Certificates. The Trustee is hereby appointed registrar for the purpose of registering Certificates and transfers of Certificates as herein provided. The Owners shall have the right to inspect the Register at all reasonable times and to obtain copies thereof.

          (b) Subject to the provisions of Section 5.8 hereof, upon surrender for registration of transfer of any Certificate at the office designated as the location of the Register, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and in the aggregate Certificate Principal Balance of the Certificate so surrendered.

          (c) At the option of any Owner, Certificates of any Class owned by such Owner may be exchanged for other Certificates authorized of like Class, tenor and a like aggregate Certificate Principal Balance and bearing numbers not contemporaneously outstanding, upon surrender of the Certificates to be exchanged at the office designated as the location of the Register. Whenever any Certificate is so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificate or Certificates which the Owner making the exchange is entitled to receive.

          (d) All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid evidence of the same ownership interests in the Trust and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

          (e) Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Owner thereof or his attorney duly authorized in writing.

          (f) No service charge shall be made to an Owner for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates; any other expenses in connection with such transfer or exchange shall be an expense of the Trust. The Trustee shall not be liable for any expenses in connection with the issuance of Certificates pursuant to this Section 5.4.

          (g) It is intended that the Class A Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. Each Class of Class A Certificates shall, except as otherwise provided in the next paragraph, be initially issued in the form of a single fully registered Class A Certificate with a denomination equal to the
related Original Certificate Principal Balance.   Upon initial
issuance, the ownership of each such Class A Certificate shall be registered in the Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository.

          The Sponsor and the Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository.

          With respect to Class A Certificates registered in the Register in the name of Cede & Co., as nominee of the Depository, the Sponsor, the Servicer, the Certificate Insurer and the Trustee shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Class A Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Sponsor, the Servicer, the Certificate Insurer and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to the ownership interest in the Class A Certificates, (ii) the delivery to any Direct or Indirect Participant or any other Person, other than a registered Owner of a Class A Certificate as shown in the Register, of any notice with respect to the Class A Certificates or (iii) the payment to any Direct or Indirect Participant or any other Person, other than a registered Owner of a Class A Certificate as shown in the Register, of any amount with respect to any distribution of principal or interest on the Class A Certificates. No Person other than a registered Owner of a Class A Certificate as shown in the Register shall receive a certificate evidencing such Class A Certificate.

          Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the registered Owners of Class A Certificates appearing as registered Owners in the registration books maintained by the Trustee at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

          (h) In the event that (i) the Depository or the Sponsor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Class A Certificates and the Sponsor is unable to locate a qualified successor or (ii) the Sponsor at its sole option elects to terminate the book-entry system through the Depository, the Class A Certificates shall no longer be restricted to being registered in the Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Sponsor may determine that the Class A Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Sponsor, or such depository's agent or designee but, if the Sponsor does not select such alternative global book-entry system, then the Class A Certificates may be registered in whatever name or names registered Owners of Class A Certificates transferring Class A Certificates shall designate, in accordance with the provisions hereof.

          (i) Notwithstanding any other provision of this Agreement to the contrary, so long as any Class A Certificate is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Class A Certificates as the case may be and all notices with respect to such Class A Certificates as the case may be shall be made and given, respectively, in the manner provided in the Representation Letter.

          Section 5.5. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) in the case of any mutilated Certificate, such mutilated Certificate shall first be surrendered to the Trustee, and in the case of any destroyed, lost or stolen Certificate, there shall be first delivered to the Trustee such security or indemnity as may be reasonably required by it to hold the Trust and the Trustee harmless (provided, that with respect to an Owner which is an insurance company of investment grade credit rating, a letter of indemnity furnished by it shall be sufficient for this purpose), then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and aggregate Certificate
Principal Balance, bearing a number not contemporaneously outstanding.

          Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto; any other expenses in connection with such issuance shall be an expense of the Trust. The Trustee shall not be liable for any expenses in connection with the issuance of Certificates pursuant to this Section 5.5.

          Every new Certificate issued pursuant to this Section in exchange for or in lieu of any mutilated, destroyed, lost or stolen Certificate shall constitute evidence of a substitute interest in the Trust, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates of the same Class duly issued hereunder and such mutilated, destroyed, lost or stolen Certificate shall not be valid for any purpose.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

          Section 5.6. Persons Deemed Owners. The Trustee and the Certificate Insurer and any of their respective agents may treat the Person in whose name any Certificate is registered as the Owner of such Certificate for the purpose of receiving distributions with respect to such Certificate and for all other purposes whatsoever, and neither the Trustee, the Certificate Insurer nor any of their respective agents shall be affected by notice to the contrary.

          Section 5.7.     Cancellation.  All Certificates
surrendered for registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. No Certificate shall be authenticated in lieu of or in exchange for any Certificate cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates may be held or destroyed by the Trustee in accordance with its standard policy. The Sponsor, the Servicer, the Certificate Insurer and any Originator may at any time deliver any Certificate to the Trustee for cancellation, and the Trustee is hereby authorized to cancel any such Certificate.

          Section 5.8.     Limitation on Transfer of Ownership
Rights. (a) No sale or other transfer of any Class A Certificate shall be made to the Sponsor or any of its respective affiliates, the Servicer, any Sub-Servicer or the Trust.

          (b) No sale or other transfer of record or beneficial ownership of a Class R Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) shall be made to a Disqualified Organization or agent of a Disqualified Organization. The transfer, sale or other disposition of a Class R Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) to a Disqualified Organization shall be deemed to be of no legal force or effect whatsoever and such transferee shall not be deemed to be an Owner for any purpose hereunder, including, but not limited to, the receipt of distributions on such Class R Certificate.

Furthermore, in no event shall the Trustee accept surrender for transfer, registration of transfer, or register the transfer, of any Class R Certificate nor authenticate and make available any new Class R Certificate unless the Trustee has received an affidavit from the proposed transferee substantially in the form attached hereto as Exhibit G. Each holder of a Class R Certificate, by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.8(b).

          (c) No other sale or other transfer of record or beneficial ownership of a Class R Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event such a transfer is to be made, (i) the Trustee or the Sponsor shall require a written opinion of counsel acceptable to and in form and substance satisfactory to the Sponsor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which opinion of counsel shall not be an expense of the Trustee or the Sponsor, and (ii) the Trustee shall require the Transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Sponsor certifying to the Trustee and the Sponsor the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee. The Owner of a Class R Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Sponsor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (d) Notwithstanding the foregoing, no sale or other transfer of record or beneficial ownership of a Class R Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Class R Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to
Section 406 of the Employee Retirement Income Security Act nor a plan nor other arrangement subject to Section 4975 of the Code (collectively, a "Plan"), nor is acting on behalf of any Plan nor using the assets of any Plan to affect such transfer.

          Section 5.9. Assignment of Rights. An Owner may pledge, encumber, hypothecate or assign all or any part of its right to receive distributions hereunder, but such pledge, encumbrance, hypothecation or assignment shall not constitute a transfer of an ownership interest sufficient to render the transferee an Owner of the Trust without compliance with the provisions of Section 5.4 and
Section 5.8 hereof.


                             ARTICLE VI

                              COVENANTS

          Section 6.1.     Distributions.  The Trustee will duly
and punctually pay distributions with respect to the Certificates from the Trust Estate in accordance with the terms of the Certificates and this Agreement based on the related Servicer's report. Such distributions shall be made (i) by check mailed on each Payment Date or (ii) if requested by any Owner, to such Owner by wire transfer to an account within the United States designated no later than five Business Days prior to the related Record Date, made on each Payment Date, in each case to each Owner of record on the immediately preceding Record Date; provided, however, that an Owner of a Class A Certificate shall only be entitled to payment by wire transfer if such Owner owns Class A Certificates with an Original Certificate Principal Balance of at least $5,000,000.

          Section 6.2. Money for Distributions to be Held in Trust; Withholding. (a) All payments of amounts due and payable with respect to any Certificate that are to be made from amounts withdrawn from the Certificate Account pursuant to Section 7.5 hereof or from Insured Payments shall be made by the Trustee on behalf of the Trust, and no amounts so withdrawn from the Certificate Account for payments of the Certificates and no Insured Payment shall be paid over to the Trustee except as provided in this Section.

          (b) The Trustee on behalf of the Trust shall comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made by it to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          (c) Any money held by the Trustee in trust for the payment of any amount due with respect to any Class A Certificate and remaining unclaimed by the Owner of such Class A Certificate for the period then specified in the escheat laws of the State of New York after such amount has become due and payable shall be discharged from such trust and be paid first, to the Certificate Insurer on account of any Reimbursement Amounts, and second to the Owners of the Class R Certificates; and the Owner of such Class A Certificate shall thereafter, as an unsecured general creditor, look only to the Certificate Insurer or the Owners of the Class R Certificates for payment thereof (but only to the extent of the amounts so paid to the Certificate Insurer or the Owners of the Class R Certificates), and all liability of the Trustee with respect to such trust money shall thereupon cease; provided, however, that the Trustee, before being required to make any such payment, shall at the expense of the Trust cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which shall be not fewer than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Certificate Insurer (to the extent of any Reimbursement Amount then owing to it) or the Owners of the Class R Certificates. The Trustee shall, at the direction of the Sponsor, also adopt and employ, at the expense of the Owners of the Class R Certificates, any other reasonable means of notification of such payment (including but not limited to mailing notice of such payment to Owners whose right to or interest in moneys due and payable but not claimed is determinable from the Register at the last address of record for each such Owner).

          Section 6.3. Protection of Trust Estate. (a) The Trustee will hold the Trust Estate in trust for the benefit of the Owners and the Certificate Insurer, and with the consent of the Certificate Insurer, at the request and expense of the Sponsor, will from time to time execute and deliver all such supplements and amendments hereto pursuant to Section 11.14 hereof and all instruments of further assurance and other instruments, and will take such other action upon such request to:

            (i) more effectively hold in trust all or any portion of the Trust Estate;

           (ii) perfect, publish notice of, or protect the validity of any grant made or to be made by this Agreement;

          (iii)  enforce any of the Mortgage Loans; or

           (iv) preserve and defend title to the Trust Estate and the rights of the Trustee, and the ownership interests of the Owners represented thereby, in such Trust Estate against the claims of all Persons and parties.

          The Trustee shall send copies of any request received from the Certificate Insurer or the Sponsor to take any action pursuant to this Section 6.3 to the other party.

          (b) The Trustee shall have the power to enforce, and shall enforce the obligations of the other parties to this Agreement and of the Certificate Insurer, by action, suit or proceeding at law or equity, and shall also have the power to enjoin, by action or suit in equity, any acts or occurrences which may be unlawful or in violation of the rights of the Owners; provided, however, that nothing in this Section shall require any action by the Trustee unless the Trustee shall first (i) have been furnished indemnity satisfactory to it and (ii) when required by this Agreement, have been requested to take such action by a majority of the Percentage Interests represented by the affected Class or Classes of Class A Certificates then Outstanding or, if there are no longer any affected Class A Certificates then outstanding, by such majority of the Percentage Interests represented by the Class R Certificates.

          (c) The Trustee shall execute any instrument reasonably required pursuant to this Section so long as such instrument does not conflict with this Agreement or with the Trustee's fiduciary duties.

          Section 6.4.     Performance of Obligations.  The
Trustee will not take any action that would release the Sponsor, the Servicer, the Originator or the Certificate Insurer from any of their respective covenants or obligations under any instrument or document relating to the Trust Estate or the Certificates or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or document, except as expressly provided in this Agreement or such other instrument or document.

          The Trustee may contract with other Persons to assist it in performing its duties hereunder.

          Section 6.5.     Negative Covenants.  The Trustee will
not, to the extent within the control of the Trustee, take any of the following actions:

            (i) sell, transfer, exchange or otherwise dispose of any of the Trust Estate except as expressly permitted by this Agreement;

           (ii) claim any credit on or make any deduction from the distributions payable in respect of, the Certificates (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Owner by reason of the payment of any taxes levied or assessed upon any of the Trust Estate;

          (iii) incur, assume or guaranty on behalf of the Trust any indebtedness of any Person except pursuant to this Agreement;

           (iv) dissolve or liquidate the Trust Estate in whole or in part, except pursuant to Article IX hereof; or

            (v) (A) impair the validity or effectiveness of this Agreement, or release any Person from any covenants or obligations with respect to the Trust or to the Certificates under this Agreement, except as may be expressly permitted hereby or (B) create or extend any lien, charge, adverse claim, security interest, mortgage or other encumbrance to or upon the Trust Estate or any part thereof or any interest therein or the proceeds thereof except as may be expressly permitted herein.

          Section 6.6. No Other Powers. The Trustee will not, to the extent within the control of the Trustee, permit the Trust to engage in any business activity or transaction other than those activities permitted by Section 2.3 hereof.

          Section 6.7.     Limitation of Suits.  No Owner shall
have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement or the Certificate Insurance Policy or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (1) such Owner has previously given written notice to the Sponsor and the Trustee of such Owner's intention to institute such proceeding;

     (2) the Owners of not less than 25% of the Percentage Interests represented by the affected Class or Classes of Certificates then Outstanding or, if there are no affected Classes of Class A Certificates then Outstanding, by such percentage of the Percentage Interests represented by the Class R Certificates, shall have made written request to the Trustee to institute such proceeding in respect of such Event of Default;

     (3) such Owner or Owners have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceeding;

     (5) as long as any Class A Certificates are Outstanding, the Certificate Insurer consented in writing thereto; and

     (6) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Certificate Insurer or by the Owners of a majority of the Percentage Interests represented by the Class A Certificates or, if there are no Class A Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class R Certificates;

it being understood and intended that no one or more Owners shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Owner of the same Class or to obtain or to seek to obtain priority or preference over any other Owner of the same Class or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Owners of the same Class.

          In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more Classes of Owners, each representing less than a majority of the applicable Class of Certificates, the Trustee shall act at the direction of the Certificate Insurer.

          Section 6.8.     Unconditional Rights of Owners to
Receive Distributions. Notwithstanding any other provision in this Agreement, the Owner of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided herein and therein with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

          Section 6.9. Rights and Remedies Cumulative. Except as otherwise provided herein, no right or remedy herein conferred upon or reserved to the Trustee, the Certificate Insurer or to the Owners is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as otherwise provided herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 6.10. Delay or Omission Not Waiver. No delay of the Trustee, the Certificate Insurer or any Owner of any Certificate to exercise any right or remedy under this Agreement to any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VI or by law to the Trustee, the Certificate Insurer or to the Owners may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Certificate Insurer or by the Owners, as the case may be.

          Section 6.11. Control by Owners. The Certificate Insurer or the Majority Owners, with the consent of the Certificate Insurer (which may not be unreasonably withheld) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Estate, including, but not limited to, those powers set forth in Section 6.3, Section 8.20 and Section
11.20 hereof, provided that:

     (1) such direction shall not be in conflict with any rule of law or with this Agreement;

     (2) the Trustee shall have been provided with indemnity satisfactory to it; and

     (3) the Trustee may take any other action deemed proper by the Trustee, which is not inconsistent with such direction; provided, however, that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Owners not so directing.


                             ARTICLE VII

                ACCOUNTS, DISBURSEMENTS AND RELEASES

          Section 7.1.     Collection of Money.  Except as
otherwise expressly provided herein, the Trustee may demand payment or delivery of all money and other property payable to or receivable by the Trustee pursuant to this Agreement, including (a) all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Trustee by the Servicer or by any Sub-Servicer and (b) Insured Payments in accordance with the terms of the Certificate Insurance Policy. The Trustee shall hold all such money and property received by it, other than pursuant to or as contemplated by Section 6.2(b) hereof, as part of the Trust Estate and shall apply it as provided in this Agreement.

          Section 7.2.     Establishment of Certificate Account.
The Sponsor shall cause the Certificate Account to be established, and the Trustee shall maintain the Certificate Account, at the Corporate Trust Office of the Trustee, as a trust account in the name of the Trust to be held by the Trustee as a segregated Trust account so long as the Trustee qualifies as a Designated Depository Institution and if the Trustee does not qualify, then by any Designated Depository Institution for the benefit of the Owners of the Certificates and the Certificate Insurer, as their interests may appear.

          Section 7.3.     The Certificate Insurance Policy.

          (a)  By 12:00 noon New York City time on each
Determination Date the Trustee shall determine with respect to the immediately following Payment Date the amount (after taking into account investment earnings) to be on deposit in the Certificate

Account on such Payment Date with respect to all classes of Class A Certificates excluding any amounts payable under Section 7.5(b)(iii) and excluding an amount equal to the sum of Premium Amount and the Monthly Trustee Fee Amount for the related Payment Date. The amount described in the preceding sentence with respect to each Payment Date, after taking into account the portion of the Principal Distribution Amount to be actually distributed on such Payment Date without regard to any Insured Payment to be made with respect to such Payment Date, is the "Available Funds."

          (b) If the Insured Distribution Amount for any Payment Date exceeds the Available Funds for such Payment Date (such event being an "Available Funds Shortfall"), the Trustee shall complete a Notice in the form of Exhibit A attached to the Certificate Insurance Policy and submit such notice to the Certificate Insurer no later than 5:00 p.m. New York City time on the Determination Date as a claim for an Insured Payment in an amount equal to such Available Funds Shortfall. The Notice shall specify the amount of the Insured Payment and shall constitute a claim for an Insured Payment pursuant to the Certificate Insurance Policy.

          (c) The Trustee shall report to the Sponsor, the Certificate Insurer and the Servicer with respect to the amounts then held in each Account held by the Trustee and the identity of the investments included therein, as the Sponsor, the Certificate Insurer or the Servicer may from time to time request. Without limiting the generality of the foregoing, the Trustee shall, at the request of the Sponsor, the Certificate Insurer or the Servicer, transmit promptly to the Certificate Insurer, the Sponsor and the Servicer copies of all accountings of receipts in respect of the Mortgage Loans furnished to it by the Servicer.

          (d) The Trustee shall (i) receive as attorney-in-fact of the Owners of the Class A Certificates any Insured Payment from the Certificate Insurer and (ii) disburse the same to such Owners as set forth in Section 7.5(b)(iv). Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policies shall not be considered payment by the Trust with respect to the Class A Certificates, and the Certificate Insurer shall become the owner of such unpaid amounts due from the Trust in respect of Insured Payments as the deemed assignee of such Owners, as hereinafter provided. The Trust and the Trustee hereby agree on behalf of each Owner of Class A Certificates for the benefit of the Certificate Insurer that they recognize that to the extent the Certificate Insurer pays Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Owners of the Class A Certificates, the Certificate Insurer will be entitled to receive the amount of any Class A-1

Interest Carry-Forward Amount, Class A-1 Principal Carry-Forward Amount, Class A-2 Interest Carry-Forward Amount, Class A-2 Principal Carry-Forward Amount, Class A-3 Interest Carry-Forward Amount, Class A-3 Principal Carry-Forward Amount, Class A-4 Interest Carry-Forward Amount and Class A-4 Principal Carry-Forward Amount, and will be subrogated to the rights of the Owners of the Class A Certificates with respect to such Insured Payment, shall be deemed to the extent of the payments so made to be an Owner of such Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates and shall receive future distributions of the Class A-1 Distribution Amount, Class A-2 Distribution Amount, Class A-3 Distribution Amount and Class A-4 Distribution Amount until all such Insured Payments by the Certificate Insurer have been fully reimbursed, as described in the following paragraph. To evidence such subrogation, the Trustee shall note the Certificate Insurer's rights as subrogee on the Register upon receipt from the Certificate Insurer of proof of the payment of any Insured Payment, after making the distribution on any such future Payment Date to Owners of the Class A Certificates other than to the Certificate Insurer.

          It is understood and agreed that the intention of the parties is that the Certificate Insurer shall not be entitled to reimbursement on any Payment Date for amounts previously paid by it unless on such Payment Date the Owners of the Class A Certificates shall also have received the full amount of the Class A-1 Distribution Amount, the Class A-2 Distribution Amount, the Class A-3 Distribution Amount and the Class A-4 Distribution Amount (exclusive of any Class A-1 Interest Carry-Forward Amount, Class A-1 Principal Carry Forward Amount, Class A-2 Interest Carry-Forward Amount, Class A-2 Principal Carry-Forward Amount, Class A-3 Interest Carry-Forward Amount, Class A-3 Principal Carry-Forward Amount, Class A-4 Interest Carry-Forward Amount and Class A-4 Principal Carry-Forward Amount, representing amounts previously paid to the Owners of the Class A Certificates as Insured Payments) for such Payment Date.

          The Certificate Insurer shall be entitled to receive the related Reimbursement Amount pursuant to Sections 7.5(b)(iii) hereof with respect to each Insured Payment made by the Certificate Insurer. The Trustee hereby agrees on behalf of each Owner of Class A Certificates and the Trust for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Owners of such Class A Certificates, the Certificate Insurer will be entitled to receive the related Reimbursement Amount pursuant to Sections 7.5(b)(iii).

          (e) Each Owner of a Class A Certificate which pays any Preference Amounts theretofore received by such Owner on account of such Class A Certificate will be entitled to receive reimbursement for such amounts from the Certificate Insurer in accordance with the terms of the Certificate Insurance Policy, but only after (i) delivering a copy to the Certificate Insurer of a final, nonappealable order (a "Preference Order") of a court having competent jurisdiction under the United States Bankruptcy Code demanding payment of such amount to the bankruptcy court and (ii) irrevocably assigning such Owner's claim with respect to such Preference Order to the Certificate Insurer in such form as is required by the Certificate Insurer. In no event shall the Certificate Insurer pay more than one Insured Payment in respect of any Preference Amount. Consequently, the Trustee shall not be entitled to reimbursement with respect to any Preference Order relating to the Owner's receipt of funds representing Insured Payments made by the Certificate Insurer in respect of such Distribution Date.

          The Trustee, for itself and on behalf of the Owners, agrees that the Certificate Insurer may at any time during the continuation of any proceeding relating to a Preference Order direct all matters relating to such Preference Order, including, without limitation, the direction of any appeal of any order relating to such Preference Order and the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated, to the extent of Insured Payments, to the rights of the Sponsor, the Servicer, the Trustee and each Owner in the conduct of any such preference claim, including without limitation, all rights of any party to any adversarial proceeding or action with respect to any court order issued in connection with any such preference claim.

          (f) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Certificate from moneys received under the Certificate Insurance Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trustee.

          Section 7.4.     [Reserved]

          Section 7.5. Flow of Funds. (a) The Trustee shall deposit to the Certificate Account, without duplication, upon receipt, any Insured Payments, the proceeds of any liquidation of the assets of the Trust, the Monthly Remittance Amount remitted by the Servicer or any Sub-Servicer, together with any Substitution Amounts and any Loan Purchase Price amounts received by the Trustee.

          (b) With respect to the Certificate Account, on each Payment Date, the Trustee shall, based upon the information set forth in a report provided by the Servicer and based upon a calculation made by the Trustee, make the following allocations, disbursements and transfers in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

     (i) first, to the Certificate Insurer, from amounts then on deposit in the Certificate Account, the Premium Amount for such Payment Date;

     (ii) second, to the Trustee, from amounts then on deposit in the Certificate Account, the Monthly Trustee Fee Amount and expenses (to the extent not paid by the Sponsor or the Servicer pursuant to Section 2.5) for such Payment Date;

    (iii) third, on each Payment Date, the Trustee shall pay to the Certificate Insurer an amount equal to the lesser of (x) the excess of (i) the amount then on deposit in the Certificate Account over
(ii) the Insured Distribution Amount for such Payment Date and (y) the Reimbursement Amount as of such Payment Date.

     (iv) fourth, on each Payment Date the Trustee shall distribute in equal priority the amount, if any, remaining after the allocations described in clause (iii) above, (w) to the Owners of the Class A-1 Certificates, the Class A-1 Distribution Amount for such Payment
Date; (x) to the Owners of the Class A-2 Certificates, the Class A-2 Distribution Amount for such Payment Date; (y) to the Owners of the Class A-3 Certificates, the Class A-3 Distribution Amount for such Payment Date; and (z) to the Owners of the Class A-4 Certificates, the Class A-4 Distribution Amount for such Payment Date;

     (v) fifth, following the making by the Trustee of all allocations, transfers and disbursements described above under
Section 7.3 hereof and the prior clauses of this Section 7.5 (including any related Insured Payment with respect to the Class A Certificates) then on deposit in the Certificate Account, the Trustee shall pay to the Servicer, to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and accrued and unpaid Servicing Fees, in each case as certified to the Trustee by the Servicer to be owing to it as of such Payment Date, and/or to the Trustee, any reimbursable amounts then unpaid to the Trustee;

     (vi) sixth, on each Payment Date, the Trustee shall apply the amount, if any, remaining after the allocations described in clause
(v) above, to the Owners of the Class R Certificates. provided, however, that if, on any Payment Date, (x) the Certificate Insurer is then in default under the Certificate Insurance Policy relating to the Mortgage Loans and (y) a Subordination Deficit exists, then any distribution of the Formula Distribution Amount on such Payment Date shall be made pro rata to the Owners of each of the Class A Certificates. Notwithstanding any of the distributions or allocations set forth in clause (vi) above, no money will be allocated or distributed to the Owners of the Class R Certificates on any Payment Date unless the Subordinated Amount is equal to or greater than the required Specified Subordinated Amount as determined after distributions in clauses (i) through (v) for such Payment Date.

          (c) Notwithstanding clause (b)(v) above, the aggregate amounts distributed on all Payment Dates to the Owners of the Class A-1 Certificates on account of principal shall not exceed the Original Certificate Principal Balance for the Class A-1 Certificates; the aggregate amounts distributed on all Payment Dates to the Owners of the Class A-2 Certificates on account of principal shall not exceed the Original Certificate Principal Balance for the Class A-2 Certificates; the aggregate amounts distributed on all Payment Dates to the Owners of the Class A-3 Certificates on account of principal shall not exceed the Original Certificate Principal Balance for the Class A-3 Certificates; and the aggregate amounts distributed on all Payment Dates to the Owners of the Class A-4 Certificates on account of principal shall not exceed the Original Certificate Principal Balance for the Class A-4 Certificates.

          (d) Any amounts properly distributed to the Owners of the Class R Certificates pursuant to the terms of this Agreement shall be distributed free of the subordination described herein, and any such amounts shall in no event be required to be returned to the Trustee or paid over to the Owners of the Class A Certificates.

          (e) Whenever, during the administration of the Trust, there comes into the possession of the Trustee any money or property which this Agreement does not otherwise require to be distributed on account of the Class A Certificates, the Trustee shall distribute such money or other property in equal priority to the Owners of the Class A Certificates.

          Section 7.6.     Investment of Accounts.  (a)  So long
as no event described in Sections 8.20(a) hereof shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of the Accounts held by the Trustee shall be invested and reinvested by the Trustee in the name of the Trustee for the benefit of the Owners, as directed in writing by the Servicer, in one or more Eligible Investments bearing interest or sold at a discount.
No investment in any Account shall mature later than the Payment Date.

          (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. No investments will be liquidated prior to maturity unless the proceeds thereof are needed for disbursement.

          (c) Subject to Section 10.1 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any loss on any Eligible Investment included therein (except to the extent that the bank serving as Trustee is the obligor thereon).

          (d) The Trustee shall hold funds in the Accounts held by the Trustee uninvested upon the occurrence of either of the following events:

                      (i)     the Servicer or the Certificate
Insurer, as the case may be, shall have failed to give investment directions to the Trustee within ten days after receipt of a written request for such directions from the Trustee; or

                     (ii)     the Servicer or the Certificate
Insurer, as the case may be, shall have failed to give investment directions to the Trustee during the ten-day period described in clause (i) preceding, by 11:15 a.m. New York time (or such other time as may be agreed by the Servicer or the Certificate Insurer, as the case may be, and the Trustee) on any Business Day (any such investment by the Trustee pursuant to this clause (ii) to mature on the next Business Day after the date of such investment).

          (e) For purposes of investment, the Trustee may but shall not be required to aggregate all amounts on deposit in the Accounts. All income or other gain from investments in the Accounts shall be deposited in the related Account immediately on receipt.

          Section 7.7.     Eligible Investments.  The following
are Eligible Investments:

          (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States fully and unconditionally guaranteed, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States.

          (b) Federal Housing Administration debentures, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

          (c) FHLMC senior debt obligations, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

          (d) FNMA senior debt obligations, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

          (e) Federal funds, certificates of deposit, time and demand deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 or better by S&P and P-1 by Moody's.

          (f) Deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $50,000,000 which deposits are not in excess of the applicable limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, provided that the long-term deposits of such bank or savings and loan association are rated at least "BBB" by S&P and "Baa3" by Moody's.

          (g) Commercial paper (having original maturities of not more than 270 days) rated A-1 or better by S&P and P-1 or better by Moody's.

          (h) Investments in money market or common trust funds rated AAAm or AAAm-G by S&P and Aaa by Moody's.

          (i) Such other investments as have been approved in writing by S&P, Moody's and the Certificate Insurer.

provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity. Any Eligible Investment may be purchased by or through the Trustee or any of its affiliates.

          Section 7.8.     Reports by Trustee.  (a)  On each
Payment Date the Trustee shall provide to each Owner, to the Servicer, to the Certificate Insurer, to the Underwriter, to the

Sponsor, to S&P and to Moody's a written report in substantially the form set forth as Exhibit H hereto, as such form may be revised by the Trustee, the Servicer, Moody's and S&P from time to time, but in every case setting forth the information requested on Exhibit H hereto and the following information, in each case as of such Payment
Date:

                  (i) the amount of the distribution with respect to each Class of the Class A Certificates and the Class R
Certificates;

                 (ii) the amount of such distributions allocable to principal on the related Certificates, separately identifying the aggregate amount of any Prepayments or other unscheduled recoveries of principal included therein and separately identifying any Subordination Increase Amount;

                (iii) the amount of such distributions allocable to interest on the related Certificates;

                 (iv) the Monthly Remittance Amount, separately identifying the Mortgage interest and principal collections;

                  (v) the Certificate Principal Balance for each Class of Class A Certificates as of such Payment Date, together with the principal amount of such Class of Class A Certificates (based on a Certificate in an original principal amount of $1,000) then outstanding, in each case after giving effect to any payment of principal on such Payment Date;

                 (vi) the amounts described in Sections 7.5(b)(iii) and (v);

                (vii) the amount of any Insured Payment included in the amounts distributed on the Class A Certificates on such Payment Date, and the aggregate unreimbursed Insured Payments outstanding since the Closing Date;

               (viii) information furnished by the Sponsor pursuant to Section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist the Owners in computing their market discount;

                 (ix) the total of any Substitution Amounts and any Loan Purchase Price amounts included in such distribution;

                  (x)     the amount of any Subordination Reduction
Amount;

                 (xi) the amounts, if any, of any Realized Losses for the related Remittance Period and the Aggregate Loan Balance of Mortgage loans which experienced such Realized Losses, the Cumulative Loss Amount and the Rolling Three Month Delinquency Rate, in each case as of such Payment Date;

                (xii) a number with respect to each Class of Class A Certificates (the "Pool Factor" for such Class) computed by dividing the Certificate Loan Balance for such Class (after giving effect to any distribution of principal to be made on such Payment
Date) by the Original Certificate Principal Balance for such Class on the Startup Day;

               (xiii)     the aggregate of any Insurance Proceeds
received by the Servicer during the related Remittance Period;

                (xiv) the Specified Subordinated Amount, and the Subordinated Amount;

                 (xv)     the weighted average Coupon Rate of the
Mortgage Loans, and the weighted average maturity of the Mortgage
Loans; and

                (xvi)     the Aggregate Loan Balance.

          Items (i) through (iii) above shall, with respect to each Class of Class A Certificates, be presented on the basis of a Certificate having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Certificates are outstanding, the Trustee shall furnish a report to each Owner of record at any time during each calendar year as to the aggregate of amounts reported pursuant to (i), (ii) and (iii) with respect to the Certificates for such calendar year.

          (b) In addition, on each Payment Date the Trustee will distribute to each Owner, to the Certificate Insurer, to the Underwriter, to the Servicer, to the Sponsor, to S&P and to Moody's, together with the information described in Subsection (a) preceding, the following information as of the close of business on the last Business Day of the prior calendar month, which is hereby required to be prepared by the Servicer and furnished to the Trustee for such purpose on or prior to the related Remittance Date:

                  (i) the total number of Mortgage Loans and the Aggregate Loan Balance thereof, together with the number, aggregate principal balances of the Mortgage Loans and the percentage of all Mortgage Loans (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent;

                 (ii) the number, Aggregate Loan Balance of all Mortgage Loans and percentage of the Aggregate Loan Balance of such Mortgage Loans in foreclosure proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

                (iii) the number, Aggregate Loan Balance of all Mortgage Loans and percentage of the Aggregate Loan Balance of such Mortgage Loans relating to Mortgagors in bankruptcy proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

                 (iv) the number, Aggregate Loan Balance of all Mortgage Loans and percentage of the Aggregate Loan Balance of such Mortgage Loans relating to REO Properties (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

                  (v)     the book value of any REO Property;

                 (vi)     the number and amount of all Prepayments;

                (vii)     the number and amount of all Mortgages
subject to losses;

               (viii)     the number and amount of Mortgages
outstanding; and

                 (ix) a Form of Liquidation Report, substantially in the form of Exhibit J hereto, for each Mortgage Loan which has experienced a Realized Loss during the Remittance Period.

          Section 7.9.     Additional Reports by Trustee.  (a)
The Trustee shall report to the Sponsor, the Servicer and the Certificate Insurer with respect to the amount then held in each Account (including investment earnings accrued or scheduled to accrue) held by the Trustee and the identity of the investments included therein, as the Sponsor, the Servicer or the Certificate Insurer may from time to time request. Without limiting the generality of the foregoing, the Trustee shall, at the request of the Sponsor, the Servicer or the Certificate Insurer, transmit promptly to the Sponsor, the Servicer and the Certificate Insurer copies of all accountings of receipts in respect of the Mortgage Loans furnished to it by the Servicer. The content of reports by the Trustee pursuant to this subsection shall consist of its trust accounting system statements.

          (b) The Trustee is hereby authorized to execute purchases and sales directed by the Servicer through the facilities of its own trading or capital markets operations. The Trustee shall send statements to the servicer monthly reflecting activity for each account created hereunder for the preceding month. Although the Servicer recognizes that it may obtain a broker confirmation or written statement containing comparable information at no additional cost, the Servicer hereby agrees that confirmations of investments are not required to be issued by the Trustee for each month in which a monthly statement is rendered. No statement need be rendered pursuant to the provision hereof if no activity occurred in the account for such month.

          (c) From time to time, at the request of the Certificate Insurer, the Trustee shall report to the Certificate Insurer and each of Moody's and S&P with respect to its actual knowledge, without independent investigation, of any breach of any of the Representations and Warranties. On the date that is eighteen months after the Startup Day, the Trustee shall provide the Certificate Insurer with a written report of all of such inaccuracies to such date of which it has actual knowledge, without independent investigation, and of the action taken by the Originator under the related Master Transfer Agreement or by the Sponsor under Section 3.4(a) hereof with respect thereto.